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                                                                    EXHIBIT 99.2

     FRONT


                    Schlumberger Limited (Schlumberger N.V.)

             Proxy Solicitation on Behalf of the Board of Directors

                    Special General Meeting of Stockholders


                                     PROXY


     The undersigned, having received the Notice and Joint Proxy Statement/Prospectus for the Special General Meeting of Stockholders, hereby appoints A.L.A. Bosnie, Jan Koning and M.P. Weber-Dommissee, and each of them, proxies, with power of substitution, to vote in the manner indicated on the reverse side hereof, all of the undersigned's shares of record of Schlumberger Limited (Schlumberger N.V.) with all powers which the undersigned would possess if personally present, at the Special General Meeting of Stockholders to be held at the Avila Beach Hotel, Pennstraat 130,
Willemstad, Curacao, Netherlands Antilles on December 10, 1999, and at any adjournment or adjournments thereof.

IF NO OTHER INDICATION IS MADE, THE PROXIES WILL VOTE FOR THE PROPOSAL ON THE REVERSE SIDE.

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SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                 SIDE
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     BACK

[X]  PLEASE MARK
     VOTE AS IN
     THIS EXAMPLE.

     UNLESS YOU INDICATE OTHERWISE, THIS PROXY WILL BE VOTED IN
     ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATION. DIRECTORS RECOMMEND A VOTE FOR THE FOLLOWING PROPOSAL.

          Adoption and approval of the distribution of the capital stock of Sedco Forex Holdings Limited to the holders of Schlumberger common stock such that each Schlumberger stockholder will receive one share of Sedco Forex capital stock for each share of Schlumberger common stock owned as of a record date to be established for the distribution, as described in the related Joint Proxy Statement/Prospectus.

                  FOR              AGAINST             ABSTAIN
                  [ ]                [ ]                 [ ]


                               MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [ ]




                               Please sign names exactly as printed hereon. If signing as attorney, administrator, executor, guardian or trustee, please give full title as such. Please sign, date and return in the enclosed envelope.

Signature                                               Date:
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Signature                                               Date:
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